                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 1, 2004

                           R.H. DONNELLEY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                       1-07155                13-2740040
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

1001 WINSTEAD DRIVE, CARY, NORTH CAROLINA                         27513
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                       (Zip Code)

                              R.H. DONNELLEY INC.*
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     333-59287               36-2467635
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

1001 WINSTEAD DRIVE, CARY, NORTH CAROLINA                         27513
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrants' telephone number, including area code:  (919) 297-1600

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15(d) as a result of such notes. As of September 1, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         GENERAL. In connection with the completion of the acquisition (see Item
2.01 below for further details) by R.H. Donnelley Corporation (the "Company") on September 1, 2004 of SBC Communications Inc.'s ("SBC") directory publishing business (the "Directory Business") in Illinois and Northwest Indiana (the "Territory"), the Company entered into certain agreements with SBC and/or certain of its affiliates, including a Directory Services License Agreement, a Non-Competition Agreement, a SMARTpages Reseller Agreement and an Ameritech Directory Publishing Listing License Agreement (collectively, the "Transaction Agreements"). The Company and its wholly owned subsidiary R.H. Donnelley Inc. also entered into an Amended and Restated Credit Agreement to fund a portion of the purchase price.

         Prior to the acquisition of the Directory Business, the Company, through the DonTech II Partnership ("DonTech"), a partnership with an affiliate of SBC, sold advertising for 129 SBC-branded directories in the Territory. Pursuant to the partnership arrangements, the Company had a 50% interest in the net profits of DonTech and also received revenue participation income directly from SBC based on a percentage of DonTech advertising sales. As part of the acquisition, the Company acquired the remaining 50% of DonTech.

         DIRECTORY SERVICES LICENSE AGREEMENT. Under the Directory Services License Agreement among the Company, R.H. Donnelley Publishing & Advertising of Illinois Partnership (formerly known as The APIL Partners Partnership) ("APIL"), DonTech (collectively with APIL, the "Publisher"), Ameritech Corporation, a wholly owned subsidiary of SBC ("Ameritech"), SBC Directory Operations, Inc., a wholly owned subsidiary of SBC ("SBC Directory Operations"), and SBC Knowledge Ventures, L.P., a wholly owned subsidiary of SBC ("SBC Knowledge Ventures"), SBC Directory Operations has designated the Publisher as the official and exclusive provider of yellow pages directory services for SBC in the Territory and granted the Publisher the exclusive license to produce, publish and distribute white pages directories in the Territory as SBC's agent, in each case for an initial term of 50 years. The Publisher has also agreed to be responsible for all activities relating to the production, publication and distribution of the white and yellow pages directories in the Territory in accordance with certain performance standards for the same initial term of 50 years. The initial term is subject to early termination under certain circumstances and is also subject to automatic renewal for successive five-year terms, unless either party provides certain specified prior written notice.

         In addition, SBC Knowledge Ventures has granted to the Publisher a non-transferable, exclusive license to use the SBC brand and logo on print directories in the Territory and for related aspects of producing, publishing and distributing such directories and soliciting and selling advertising in connection therewith. The Publisher is obligated to include the SBC brand and logo on such directories and also has co-branding rights and obligations with respect thereto. Except as described below, this trademark license will terminate at the same time that the Directory Services License Agreement is terminated.

         The Directory Services License Agreement may be terminated early by SBC if (1) the Publisher fails to publish white pages directories as required by applicable legal and regulatory requirements, (2) an affiliate of the Company violates any applicable legal or regulatory requirement that results in the commencement of a formal action that is reasonably likely to have a material adverse effect on the SBC telephone companies in the Territory, (3) any affiliate of the Company provides certain enumerated telecommunications services in the Territory, (4) any affiliate of the Company breaches any Transaction

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Agreement which has a material adverse effect on the licensed SBC marks in the
Territory or (5) there are two or more substantially similar material breaches by the applicable Company entities within five years with respect to a particular service area or directory, in which case the Directory Service License Agreement may be terminated early only with respect to the impacted directory or service area. The Publisher may terminate the Directory Services License Agreement upon (1) any material breach of a Transaction Agreement by an SBC party or (2) two or more substantially similar material breaches by the applicable SBC entities within five years with respect to a particular service area or directory, in which case the Directory Services License Agreement may be terminated early only with respect to the impacted directory or service area.

         Subject to limited exceptions, upon the acquisition of the Company by a competitor of SBC, SBC will be permitted to either terminate the Publisher's trademark license (in which case the Publisher may elect to terminate the Transaction Agreements) or require the purchaser of the Company to become subject to the obligations of the Transaction Agreements. If SBC terminates the Publisher's trademark license (but the Publisher does not terminate the Transaction Agreements), the non-compete obligations described below will remain in effect.

         NON-COMPETITION AGREEMENT. Under the Non-Competition Agreement between the Company and SBC, SBC and its affiliates (with limited exceptions) have agreed not to engage in the business of (1) producing, publishing or distributing any yellow or white pages print directories in the Territory or selling or soliciting local or national yellow or white pages advertising for inclusion in any such directories or (2) soliciting or selling local internet yellow pages advertising for certain internet yellow pages directories or licensing certain SBC marks to a third party for that purpose. These non-compete restrictions will not apply to Cingular Wireless LLC ("Cingular"), except that Cingular will be subject to the non-competition obligations with respect to print directories if it becomes wholly owned by SBC, subject to limited exceptions.

         The term of the Non-Competition Agreement is generally concurrent with the term of the Directory Services License Agreement with certain limited exceptions. The Company's existing non-compete obligations in favor of Ameritech covering Indiana (other than areas in which the Company already operates), Michigan, Ohio and Wisconsin will remain in effect until the expiration of the Directory Services License Agreement.

         SMARTPAGES RESELLER AGREEMENT. Under the SMARTPages Reseller Agreement among SBC, Southwestern Bell Yellow Pages, Inc. ("Southwestern Bell"), SBC Knowledge Ventures, the Company and the Publisher, Southwestern Bell, a wholly owned subsidiary of SBC, has granted to the Publisher the exclusive right to sell local internet yellow pages advertising and the non-exclusive right to sell national internet yellow pages advertising to any advertiser physically located in the Territory for inclusion in SBC's SMARTpages.com internet yellow pages directory. For the five-year term of the SMARTpages Reseller Agreement, SBC and its subsidiaries may not sell any local internet yellow pages advertising in the Territory for any electronic directories, and the Publisher is obligated to provide all such advertising it sells in the Territory to SBC for posting on SMARTpages.com.

         AMERITECH DIRECTORY PUBLISHING LISTING LICENSE AGREEMENT. Under the Ameritech Directory Publishing Listing License Agreement between the Publisher and Ameritech Services Inc. ("Ameritech Services"), on behalf of, and as agent for, Illinois Bell Telephone Company and Indiana Bell Telephone Company, Incorporated, the Company has the right to purchase and use basic SBC subscriber listing information and updates for the purpose of publishing directories in any format and soliciting directory advertising during the term of the Directory Services License Agreement.

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         Ameritech and the Company have each agreed to guarantee the obligations of their respective affiliates under the Transaction Agreements. The Transaction Agreements are filed herewith as Exhibits 10.1 through 10.4. The foregoing descriptions of the Transaction Agreements are qualified in their entirety by the full text of such documents, which are incorporated by reference herein.

         AMENDMENT NO. 1 TO THE PURCHASE AGREEMENT. On September 1, 2004, the Company entered into the Amendment No. 1 (the "Amendment") to the Purchase Agreement, among the Company, Ameritech and Ameritech Publishing Inc. ("API"), to amend certain terms, including without limitation the post-closing delivery requirements, of the Purchase Agreement (and together with the Amendment, the "Purchase Agreement"), dated as of July 28, 2004, among the Company, Ameritech and API.

         The Amendment is filed herewith as Exhibit 2.2. The foregoing description of the Amendment is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

         AMENDED AND RESTATED CREDIT AGREEMENT. The Company and R.H. Donnelley Inc., as the borrower, entered into an Amended and Restated Credit Agreement (the "Credit Agreement") with the lenders from time to time parties thereto, J.P. Morgan Securities Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank and Bear Stearns Corporate Lending Inc., as co-syndication agents, Citicorp North America, Inc. and Goldman Sachs Credit Partners L.P., as co-documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent as of September 1, 2004 in order to fund a portion of the purchase price of the Directory Business and to provide additional liquidity. Among other things, the Credit Agreement provides for a $50,000,000 increase in the revolving loan facility, $600,503,418.82 of additional tranche A-2 term loans and $731,829,406.92 of additional tranche B-2 term loans for an aggregate credit facility of $2,525,000,000. In connection with the Credit Agreement, the Company and its subsidiaries entered into an Amended and Restated Guaranty and Collateral Agreement that provides for a guaranty of the obligations of R.H. Donnelley Inc. by the Company and the subsidiaries of R.H. Donnelley Inc. In addition, pursuant to the Amended and Restated Guaranty and Collateral Agreement, the Company and its subsidiaries have granted a lien on substantially all of their assets, including pledges of subsidiary stock, as collateral for the obligations under the Credit Agreement and the 8-7/8% Senior Notes due 2010, as required by the Indenture, dated as of December 3, 2002, by and between R.H. Donnelley Finance Corporation I ("Finance Corp.") and The Bank of New York, as trustee (the "Trustee"), as supplemented by
(1) the Supplemental Indenture, dated as of January 3, 2003, by and among R.H. Donnelley Inc. (as successor to Finance Corp), the guarantors party thereto, and the Trustee and (2) the Second Supplemental Indenture, dated as of September 1, 2004, by and among R.H. Donnelley Inc., the guarantors party thereto and the Trustee, governing such notes.

         The Credit Agreement and the Amended and Restated Guaranty and Collateral Agreement are filed herewith as Exhibits 10.5 and 10.6, respectively. The foregoing descriptions of the Credit Agreement and the Amended and Restated Guaranty and Collateral Agreement are qualified in their entirety by reference to the full text of such documents, which are incorporated by reference herein.

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 2004, the Company completed its acquisition of the Directory Business. The acquisition was accomplished pursuant to, and in accordance with, the terms of the Purchase Agreement.

         Pursuant to the Purchase Agreement, affiliates of the Company acquired from Ameritech and API certain partnership interests in APIL, The AM-DON Partnership and DonTech, each an Illinois general partnership. The Company purchased the Directory Business for $1.41 billion in cash, after working capital adjustments and the settlement of a $30 million liquidation preference owed to the Company related to the DonTech partnership. As discussed under "Amended and Restated Credit Agreement" in Item 1.01, the Company received debt financing to fund the purchase price from a group of banks led by J.P. Morgan Securities Inc. and Bear, Stearns & Co., Inc.

         As discussed under "General" in Item 1.01, the Company and an affiliate of SBC operated the Directory Business through DonTech. In connection with the closing of the transaction, the Company and/or certain of its affiliates has entered into commercial arrangements with SBC and/or its affiliates as described under Item 1.01 of this report.

         The foregoing description of the Purchase Agreement is qualified in its entirety by the full text of such document, which is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

         In connection with the acquisition of the Directory Business described under Item 1.01 and Item 2.01 to this report, the Company, R.H. Donnelley Inc. and its direct and indirect subsidiaries entered into supplemental indentures to each of the indentures governing R.H. Donnelley Inc.'s 8-7/8% Senior Notes due 2010 and 10-7/8% Senior Subordinated Notes due 2012 to add certain newly created or acquired subsidiaries as quarantors of R.H. Donnelley Inc.'s obligations under each indenture. Copies of the supplemental indentures are attached hereto as Exhibits 4.1 and 4.2, respectively.

         In addition, on September 1, 2004, the Company issued a press release announcing the completion of the acquisition, a copy of which is attached hereto as Exhibit 99.1.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date this initial report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date this initial report on Form 8-K is required to be filed.

(c)      Exhibits.

Exhibit
Number                                Description
-------                               -----------
  2.1       Purchase Agreement, dated as of July 28, 2004, by and among R.H.
            Donnelley Corporation, Ameritech Corporation and Ameritech
            Publishing, Inc. (incorporated by reference to Exhibit 2.1 to the
            Company's Current Report on Form 8-K, filed with the Securities and
            Exchange Commission on August 2, 2004, Commission File No.
            001-07155)

  2.2       Amendment No. 1 to the Purchase Agreement, dated as of September 1,
            2004, by and among R.H. Donnelley Corporation, Ameritech Corporation and Ameritech Publishing, Inc.

  4.1 Second Supplemental Indenture, dated as of September 1, 2004, by and among R.H. Donnelley Inc., the guarantors party thereto and The Bank of New York, as Trustee, with respect to the 8 7/8% Senior Notes due
            2010 of R.H. Donnelley Inc.

  4.2 Third Supplemental Indenture, dated as of September 1, 2004, by and among R.H. Donnelley Inc., the guarantors party thereto and The Bank of New York, as Trustee, with respect to the 10 7/8% Senior
            Subordinated Notes due 2012 of R.H. Donnelley Inc.

  4.3 Senior Guarantees relating to the Second Supplemental Indenture to the Indenture governing R.H. Donnelley Inc.'s 8 7/8% Senior Notes

  4.4       Senior Subordinated Guarantees relating to the Third Supplemental
            Indenture to the Indenture governing R.H. Donnelley Inc.'s  10 7/8%
            Senior Subordinated Notes due 2012

  10.1 Directory Services License Agreement, dated as of September 1, 2004, among R.H. Donnelley Corporation, R.H. Donnelley Publishing &
            Advertising of Illinois Partnership (formerly known as The APIL
            Partners Partnership), DonTech II Partnership, Ameritech
            Corporation, SBC Directory Operations, Inc. and SBC Knowledge
            Ventures, L.P.

  10.2      Non-Competition Agreement, dated as of September 1, 2004, between
            R.H. Donnelley Corporation and SBC Communications, Inc.

  10.3      SMARTpages Reseller Agreement, dated as of September 1, 2004, among
            SBC Communications, Inc., Southwestern Bell Yellow Pages, Inc., SBC
            Knowledge Ventures, L.P., R.H. Donnelley Corporation, R.H. Donnelley
            Publishing & Advertising of Illinois Partnership (formerly known as
            The APIL Partners Partnership) and DonTech II Partnership.

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
  10.4 Ameritech Directory Publishing Listing License Agreement, dated as of September 1, 2004, among R.H. Donnelley Publishing & Advertising of Illinois Partnership (formerly known as The APIL Partners
            Partnership), DonTech II Partnership and Ameritech Services Inc.

  10.5      Amended and Restated Credit Agreement, dated as of September 1,
            2004, by and among, R.H. Donnelley Inc., as borrower, R.H. Donnelley
            Corporation, the lenders from time to time parties thereto, J.P.
            Morgan Securities Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank and Bear
            Stearns Corporate Lending Inc., as co-syndication agents, Citicorp
            North America, Inc. and Goldman Sachs Credit Partners L.P., as co-documentation agents, and Deutsche Bank Trust Company Americas, as administrative agent.

  10.6      Amended and Restated Guaranty and Collateral Agreement, dated as of
            September 1, 2004, by and among R.H. Donnelley Corporation, R.H.
            Donnelley Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley Publishing
            & Advertising, Inc., Get Digital Smart.com Inc., R.H. Donnelley
            Publishing & Advertising of Illinois Partnership, DonTech II
            Partnership, DonTech Holdings, LLC, and R.H. Donnelley Publishing &
            Advertising of Illinois Holdings, LLC.

  99.1      Press Release, dated September 1, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  R.H. DONNELLEY CORPORATION

                                  By:  /s/ Robert J. Bush
                                      -----------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel

                                  R.H. DONNELLEY INC.

                                  By:   /s/ Robert J. Bush
                                      -----------------------------------------
                                      Name:  Robert J. Bush
                                      Title: Vice President and General Counsel

Date:  September 3, 2004

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                                  EXHIBIT INDEX

Exhibit
Number                                Description
-------                               -----------
  2.1       Purchase Agreement, dated as of July 28, 2004, by and among R.H.
            Donnelley Corporation, Ameritech Corporation and Ameritech
            Publishing, Inc. (incorporated by reference to Exhibit 2.1 to the
            Company's Current Report on Form 8-K, filed with the Securities and
            Exchange Commission on August 2, 2004, Commission File No.
            001-07155)

  2.2       Amendment No. 1 to the Purchase Agreement, dated as of September 1,
            2004, by and among R.H. Donnelley Corporation, Ameritech Corporation and Ameritech Publishing, Inc.

  4.1 Second Supplemental Indenture, dated as of September 1, 2004, by and among R.H. Donnelley Inc., the guarantors party thereto and The Bank of New York, as Trustee, with respect to the 8 7/8% Senior Notes due
            2010 of R.H. Donnelley Inc.

  4.2 Third Supplemental Indenture, dated as of September 1, 2004, by and among R.H. Donnelley Inc., the guarantors party thereto and The Bank of New York, as Trustee, with respect to the 10 7/8% Senior
            Subordinated Notes due 2012 of R.H. Donnelley Inc.

  4.3 Senior Guarantees relating to the Second Supplemental Indenture to the Indenture governing R.H. Donnelley Inc.'s 8 7/8% Senior Notes due 2010

  4.4       Senior Subordinated Guarantees relating to the Third Supplemental
            Indenture to the Indenture governing R.H. Donnelley Inc.'s  10 7/8%
            Senior Subordinated Notes due 2012

  10.1 Directory Services License Agreement, dated as of September 1, 2004, among R.H. Donnelley Corporation, R.H. Donnelley Publishing &
            Advertising of Illinois Partnership (formerly known as The APIL
            Partners Partnership), DonTech II Partnership, Ameritech
            Corporation, SBC Directory Operations, Inc. and SBC Knowledge
            Ventures, L.P.

  10.2      Non-Competition Agreement, dated as of September 1, 2004, between
            R.H. Donnelley Corporation and SBC Communications, Inc.

  10.3      SMARTpages Reseller Agreement, dated as of September 1, 2004, among
            SBC Communications, Inc., Southwestern Bell Yellow Pages, Inc., SBC
            Knowledge Ventures, L.P., R.H. Donnelley Corporation, R.H. Donnelley
            Publishing & Advertising of Illinois Partnership (formerly known as
            The APIL Partners Partnership) and DonTech II Partnership.

  10.4 Ameritech Directory Publishing Listing License Agreement, dated as of September 1, 2004, among R.H. Donnelley Publishing & Advertising of Illinois Partnership (formerly known as The APIL Partners
            Partnership), DonTech II Partnership and Ameritech Services Inc.

  10.5      Amended and Restated Credit Agreement, dated as of September 1,
            2004, by and among, R.H. Donnelley Inc., as borrower, R.H. Donnelley
            Corporation, the lenders from time to time parties thereto, J.P.
            Morgan Securities Inc. and Bear,

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
            Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, JPMorgan Chase Bank and Bear Stearns Corporate Lending Inc., as co-syndication agents, Citicorp North America, Inc. and Goldman
            Sachs Credit Partners L.P., as co-documentation agents, and Deutsche
            Bank Trust Company Americas, as administrative agent.

  10.6      Amended and Restated Guaranty and Collateral Agreement, dated as of
            September 1, 2004, by and among R.H. Donnelley Corporation, R.H.
            Donnelley Inc., R.H. Donnelley APIL, Inc., R.H. Donnelley Publishing
            & Advertising, Inc., Get Digital Smart.com Inc., R.H. Donnelley
            Publishing & Advertising of Illinois Partnership, DonTech II
            Partnership, DonTech Holdings, LLC, and R.H. Donnelley Publishing &
            Advertising of Illinois Holdings, LLC.

  99.1      Press Release, dated September 1, 2004

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